UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2014

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA
(State of Incorporation)

000-53127	75-3254381
(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank Blvd., Third Floor, Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 992-3126
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

This Form 8-K and the exhibit attached hereto contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy, prospective products, regulatory filings and initiation of clinical trials and other research and development activities, intellectual property rights and license agreements, and other future events, are forward-looking statements. You can generally identify these forward-looking statements by forward-looking words such as “anticipates,” “believes,” “expects,” “intends,” “future,” “could,” “estimates,” “plans,” “would,” “should,” “potential,” “continues” and similar words or expressions (as well as other words or expressions referencing future events, conditions or circumstances). These forward-looking statements involve risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to:

•	our current unprofitability and the risk that we may never become profitable;

•	our limited operating history;

•	our lack of revenue and our need for additional funding, which may not be available, and the risks associated with raising additional capital;

•	risks related to our clinical trials, including the uncertainty that results will support our product candidate claims;

•	our plans and timing with respect to seeking regulatory approvals and uncertainties regarding the regulatory process;

•	risks associated with litigation or regulatory investigations, including expending substantial resources and distracting personnel from their normal responsibilities;

•	delays in enrollment of patients in our clinical trials, which could delay or prevent regulatory approvals;

•	the dependence of our development program upon third parties who are outside our control;

•	failure to compete successfully against other actual and potential future competitors;

•	developments by competitors that may render our products or technologies obsolete or non-competitive;

•	failure to comply with obligations of our intellectual property licenses;

•	our or our licensors’ inability to obtain and maintain patent protection for technology and products;

•	the risk that other companies may license the same intellectual properties that we have licensed, including as a result of our inability to obtain exclusive rights from the NIH or NCI, or that other companies may otherwise duplicating our business model and operations;

•	risks related to our dependence on third party vendors to design, build, maintain and support our manufacturing and cell processing facilities and our information technology infrastructure and systems;

•	risks related to our compliance with patent application requirements;

•	risks related to our infringement of third parties’ rights;

•	risks associated with intellectual property litigation;

•	risks associated with healthcare reform;

•	our reliance on key executive officers and advisors;

•	our inability to hire additional qualified personnel;

•	volatility in the price of our common stock; and

•	capital appreciation being the only source of gain for our common stock.

All forward-looking statements contained in this Form 8-K are expressly qualified in their entirety by this cautionary statement, the risk factors set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings under the Exchange Act. These forward-looking statements speak only as of the date of hereof. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect new information, events or circumstances after the date of this prospectus supplement or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, the forward-looking events and circumstances described in this Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements.

Item 8.01. Other Events.

We are filing certain information for the purpose of updating various aspects of the descriptions of our business and risk factors contained in our other filings with the Securities and Exchange Commission. A copy of this additional disclosure is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Company Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LION BIOTECHNOLOGIES, INC.

Date: December 16, 2014	By:	/s/ Michael Handelman
Michael Handelman, Chief Financial Officer